UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
July 25, 2024
Date of report (Date of earliest event reported)
SPS COMMERCE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34702	41-2015127
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Seventh Street, Suite 1000
Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

(612) 435-9400
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SPSC	The Nasdaq Stock Market LLC
(Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
☐

EXPLANATORY NOTE

On July 25, 2024, we filed a Form 8-K (“Original Form 8-K”) with the U.S. Securities and Exchange Commission (“SEC”), which included as Exhibit 99 to the Original Form 8-K an earnings release (the “Original Earnings Release”). The Company is filing this Amendment No. 1 to the Original Form 8-K (“Amendment No. 1”) solely to correct the range of non-GAAP income per diluted share set forth in the Fiscal Year 2024 Guidance outlook section of the Company’s Original Earnings Release. All other information contained in the Original Form 8-K, including the Original Earnings Release and information under Item 8.01, remains unchanged.

Item 2.02. Results of Operations and Financial Condition.

On July 25, 2024, we filed the Original Form 8-K, which included the Original Earnings Release. This Amendment No. 1 replaces the Original Earnings Release with the amended earnings release, which is attached as Exhibit 99 (the “Amended Earnings Release”) and incorporated herein by reference.

The Amended Earnings Release corrects and replaces the range of non-GAAP income per diluted share of $3.63 to $3.66 set forth in the Fiscal Year 2024 Guidance outlook section of our Original Earnings Release with a range of non-GAAP income per diluted share of $3.36 to $3.39. All other information contained in the Original Earnings Release remains unchanged. See “Use of Non-GAAP Financial Measures” and “Forward-Looking Statements” in the Amended Earnings Release for additional information.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K (other than information contained in Item 8.01), including Exhibit 99, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in that filing.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Exhibit
99	Press Release dated July 25, 2024 (corrected)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPS COMMERCE, INC.

Date: July 26, 2024	By:	/s/ KIMBERLY NELSON
Kimberly Nelson
Executive Vice President and Chief Financial Officer